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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 3, 2004

                        DOBI MEDICAL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-32523                98-0222710
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                 1200 MacArthur Boulevard                    07430
                    Mahwah, New Jersey                    (Zip Code)
         (Address of principal executive offices)


       Registrant's telephone number, including area code: (201) 760-6464



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS.

         The purpose of this Current Report on Form 8-K is to amend the description of our securities contained in Item 8 of our General Form For Registration of Securities of Small Business Issuers on Form 10-SB, as amended, which was filed with the U.S. Securities and Exchange Commission (the "SEC") on October 4, 2001, when our company was known as Lions Gate Investment Limited, a Nevada corporation.

         As previously reported on a Current Report on Form 8-K filed with the SEC on February 2, 2004, on January 30, 2004, in order to effect a reincorporation from Nevada to Delaware, Lions Gate Investment Limited was merged with and into DOBI Medical International, Inc., a Delaware corporation (all as more fully described in Lions Gate's definitive Information Statement on Schedule 14C, which was filed with the SEC on January 9, 2004). At the effective time of the reincorporation, DOBI Medical International became the surviving entity of the merger as well as the registrant for reporting purposes under the federal securities laws. The merged entity is governed by the Delaware General Corporation Law and the certificate of incorporation and by-laws of DOBI Medical International.

         At the effective time of the reincorporation, each outstanding share of common stock, par value $.0001 per share, of Lions Gate was automatically converted into one share of common stock, par value $.0001 per share, of DOBI Medical International.

         The foregoing description of the reincorporation is not intended to be complete and is qualified in its entirety by the complete text of the Current Report on Form 8-K describing the reincorporation, and the exhibits filed with such report.

         As a result of the reincorporation, our shares of common stock ceased to be governed by the Nevada General Corporation Law, and are now governed by the Delaware General Corporation Law. Set forth below is a description of the material rights of our securities under the Delaware General Corporation Law, including provisions under our certificate of incorporation and by-laws that would delay, defer or prevent a change in control of our company.


                            DESCRIPTION OF SECURITIES

         Our authorized capital stock consists of 150,000,000 shares of stock, of which 140,000,000 shares are designated common stock, par value $.0001 per share, and 10,000,000 shares are designated preferred stock, par value $.0001 per share, with the right conferred upon the board of directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to such preferred stock as the board of directors may determine from time to time. Of the preferred stock, 520 shares have been designated as series A convertible preferred stock. As of November 29, 2004, there were issued and outstanding:

         o   37,748,292 shares of common stock, and
         o   206.45 shares of series A convertible preferred stock.

         The following summary of the material provisions of our common stock, series A convertible preferred stock, certificate of incorporation and by-laws is qualified by reference to the provisions of our certificate of incorporation and by-laws, each as amended, which were previously filed with the SEC and are incorporated as exhibits into this Current Report on Form 8-K.

COMMON STOCK

         The holders of our common stock are entitled to one vote per share. The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. However, the current policy of our board of directors is to retain earnings, if any, for the operation and expansion of our business. Upon liquidation, dissolution or winding-up, the holders of common stock are entitled to share ratably in all our assets which are legally available for distribution, after payment of or provision for all liabilities and the liquidation preference of any outstanding preferred stock. The holders of common stock have no preemptive, subscription, redemption or conversion rights. All issued and outstanding shares of common stock are, and the common stock reserved for issuance upon conversion of the series A convertible preferred stock and exercise of the warrants described below will be, when issued, fully-paid and non-assessable.


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SERIES A CONVERTIBLE PREFERRED STOCK

         CONVERSION. Holders of series A convertible preferred stock will be entitled at any time to convert their shares of series A convertible preferred stock into common stock without any further payment therefor. We may also require holders of series A convertible preferred stock to convert their shares into common stock at any time upon 30 days written notice, after the closing market price for a share of common stock on our principal trading market is at least $6.00 for a period of 20 consecutive trading days, provided the common stock has traded at or above such price for a period 10 days prior to the date on which a notice of conversion is sent and, a registration statement covering the shares of the common stock underlying the series A convertible preferred stock and associated warrants has been declared and remains effective. Each share of series A convertible preferred stock is initially convertible into 12,500 shares of common stock, based upon a stated value of $25,000 per share, plus any accrued and unpaid dividends, at a price per share of common stock equal to $2.00. The number of shares of common stock issuable upon conversion of the series A convertible preferred stock is subject to adjustment upon the occurrence of certain events, such as stock splits or reverse stock splits, stock dividends, recapitalizations or similar events. Employee stock options, warrants for commercial banks and equipment lessors, strategic alliances and acquisitions approved by our board of directors are excluded from this provision. Upon a merger or consolidation of our company with or into another company, or any transfer, sale or lease by us of substantially all of our assets, the series A convertible preferred stock will be treated as common stock for all purposes, including the determination of any assets, property or stock to which holders of the series A convertible preferred stock are entitled to receive, or into which the series A convertible preferred stock is converted, by reason of the consummation of such merger, consolidation, sale or lease.

         ANTI-DILUTION PROVISIONS. In the event of any issuances of shares of series A convertible preferred stock, common stock or stock options, warrants or securities convertible or exercisable into common stock within two years after the final closing of the offering of shares of series A convertible preferred stock at a price per share of common stock less than the conversion price of the series A convertible preferred stock, the conversion price of these shares of series A convertible preferred stock will be adjusted to a lower price per share computed on the basis of a "weighted average formula." In addition, the conversion price of all the shares of series A convertible preferred stock issued will be subject to adjustment in connection with any subdivision, stock split, combination of shares or recapitalization. Employee stock options, warrants for commercial banks and equipment lessors, strategic alliances and acquisitions approved by our board of directors are excluded from this provision.

         LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of our company, holders of series A convertible preferred stock will be entitled to receive out of our assets available for distribution to stockholders, before any distribution is made to holders of our common stock, liquidating distributions in an amount equal to the stated value of the series A convertible preferred stock, plus any accrued but unpaid dividends.

         Without the consent of holders of at least 50% of the then outstanding shares of series A convertible preferred stock, we may not create, authorize or issue any other series of preferred stock which rank senior to or pari passu with the series A convertible preferred stock.

         DIVIDENDS. Holders of series A convertible preferred stock will be entitled to receive a quarterly cumulative dividend at the end of each calendar quarter calculated at a rate of 8% per annum of the issue price of any outstanding share of series A convertible preferred stock for the first three years after the closing of the offering of shares of series A convertible preferred stock, 10% per annum for the following two years and 12% per year for any additional year in which any share of series A convertible preferred stock remains outstanding. At our option, this dividend may be paid in either cash or registered shares of common stock. In the case of payment in stock, this stock will be valued at 95% of the average of the closing trading price of the common stock for the 20 trading days ending on the day prior to the day on which such payment is due.

         VOTING RIGHTS. Holders of series A convertible preferred stock are not entitled to vote, except to the extent they are entitled to do so by Delaware law.

         REDEMPTION. The series A convertible preferred stock may not be redeemed by us at any time.

         RESTRICTIONS ON TRANSFER. The offer and sale of the shares of series A convertible preferred stock issued in our July 2004 private placement was not registered under either federal or state securities laws or the laws of any other country and was made pursuant to claims of exemption therefrom. Consequently, neither the shares of series A convertible preferred stock nor the shares of common stock underlying the series A convertible preferred stock may be sold or otherwise transferred absent compliance with the registration or qualification requirements of applicable securities laws or the exemptive provisions thereof.


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ANTI-TAKEOVER, LIMITED LIABILITY AND INDEMNIFICATION PROVISIONS

         CERTIFICATE OF INCORPORATION AND BY-LAWS. Pursuant to our certificate of incorporation, our board of directors may issue additional shares of common or preferred stock. Any additional issuance of common stock could have the effect of impeding or discouraging the acquisition of control of us by means of a merger, tender offer, proxy contest or otherwise, including a transaction in which our stockholders would receive a premium over the market price for their shares, and thereby protects the continuity of our management. Specifically, if in the due exercise of its fiduciary obligations, the board of directors were to determine that a takeover proposal was not in our best interest, shares could be issued by our board of directors without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover by:

         o diluting the voting or other rights of the proposed acquirer or insurgent stockholder group,

         o putting a substantial voting block in institutional or other hands that might undertake to support the incumbent board of directors, or

         o effecting an acquisition that might complicate or preclude the takeover.

         Our certificate of incorporation also allows our board of directors to fix the number of directors in the by-laws. Cumulative voting in the election of directors is specifically denied in our certificate of incorporation. The effect of these provisions may be to delay or prevent a tender offer or takeover attempt that a stockholder may determine to be in his or its best interest, including attempts that might result in a premium over the market price for the shares held by the stockholders.

         DELAWARE ANTI-TAKEOVER LAW. We are subject to the provisions of Section 203 of the Delaware General Corporation Law concerning corporate takeovers. This section prevents many Delaware corporations from engaging in a business combination with any interested stockholder, under specified circumstances. For these purposes, a business combination includes a merger or sale of more than 10% of our assets, and an interested stockholder includes a stockholder who owns 15% or more of our outstanding voting stock, as well as affiliates and associates of these persons. Under these provisions, this type of business combination is prohibited for three years following the date that the stockholder became an interested stockholder unless:

         o the transaction in which the stockholder became an interested stockholder is approved by the board of directors prior to the date the interested stockholder attained that status,

         o upon consummation of the transaction that resulted in the stockholder's becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction was commenced, excluding those shares owned by persons who are directors and also officers, or

         o on or subsequent to that date, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

         This statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

         LIMITED LIABILITY AND INDEMNIFICATION. Our certificate of incorporation eliminates the personal liability of our directors for monetary damages arising from a breach of their fiduciary duty as directors to the fullest extent permitted by Delaware law. This limitation does not affect the availability of equitable remedies, such as injunctive relief or rescission. Our certificate of incorporation requires us to indemnify our directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law.

         Under Delaware law, we may indemnify our directors or officers or other persons who were, are or are threatened to be made a named defendant or respondent in a proceeding because the person is or was our director, officer, employee or agent, if we determine that the person:

         o   conducted himself or herself in good faith,

         o   reasonably believed, in the case of conduct in his or her
             official capacity as our director or officer, that his or her conduct was in our best interests, and, in all other cases, that his or her conduct was at least not opposed to our best interests, and
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         o   in the case of any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

         These persons may be indemnified against expenses, including attorneys fees, judgments, fines, including excise taxes, and amounts paid in settlement, actually and reasonably incurred, by the person in connection with the proceeding. If the person is found liable to the corporation, no indemnification shall be made unless the court in which the action was brought determines that the person is fairly and reasonably entitled to indemnity in an amount that the court will establish. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the above provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT NO.        DESCRIPTION OF EXHIBIT
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   3.1             Certificate of Incorporation of DOBI Medical
                   International, Inc.(1)

   3.2             By-laws of DOBI Medical International, Inc.(1)

   4.2 Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock of
                   DOBI Medical International, Inc.(2)



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(1) Incorporated by reference from the exhibits filed with the Current Report on Form 8-K, dated January 30, 2004 (filed with the SEC on
    February 2, 2004).

(2) Incorporated by reference from the exhibits filed with the Registration Statement on Form SB-2 (filed with the SEC on September 14, 2004).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DOBI MEDICAL INTERNATIONAL, INC.



Date: December 3, 2004                        By:  /s/ Phillip C. Thomas
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                                                   Phillip C. Thomas
                                                   Chief Executive Officer




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